PAGE 1
KEYSTONE QUALITY BOND FUND (B-1)
SEEKS GENEROUS INCOME AND CAPITAL PRESERVATION FROM HIGH QUALITY BONDS.

Dear Shareholder:

We are writing to report on the activities of Keystone Quality Bond Fund (B-1) for the six-month period which ended April 30, 1997. Following our letter is a discussion with your Fund's manager and complete financial information.

PERFORMANCE

Your Fund returned 0.80% for the six-month period and 5.92% for the twelve-month period which ended April 30, 1997. For the same periods, the Lehman Aggregate Bond Index-- a widely recognized index of corporate, government and mortgage securities-- returned 1.71% and 7.08%, respectively.
  We believe your Fund performed satisfactorily in a difficult interest rate environment, where interest rates rose in the first three months of the period and declined in the last three months.

MARKET ENVIRONMENT

While interest rates finished the period at approximately the same level at which they started, they experienced significant fluctuations during the six months. During the period, the yield of the benchmark 30-year U.S. Treasury bond swung from a low yield of 6.35% to a high yield of 7.17%. These fluctuations resulted from investors' responses to reports of spurts and slowdowns in economic growth. As investors monitored changes in economic activity, they adjusted their outlooks for future inflation and Federal Reserve interest rate policy, creating fluctuations in both interest rates and bond prices.

PORTFOLIO STRATEGY

We continued our strategy of focusing on bonds that would generate a high level of income and present attractive relative value. Throughout, we emphasized high credit quality. We downplayed strategies designed to anticipate interest rate movements. This was particularly appropriate in light of the interest rate environment over the past six months. As of April 30, 1997, the average maturity of the Fund's portfolio was 11.9 years.
  The Fund's structure reflects a thorough analysis of price relationships between various fixed-income sectors and securities, as well as their potential for capital appreciation. In terms of sectors, we invested primarily in corporate bonds, mortgage-backed and asset-backed securities and foreign government bonds, all of which tend to provide higher yields than U.S. government securities. All of the Fund's foreign transactions were currency-hedged into U.S. dollars to protect the portfolio from currency fluctuations. While your Fund also invested in U.S. government securities, it was usually done to maintain a neutral interest rate stance or to build liquidity in anticipation of opportunity in other fixed-income sectors.
  Keystone Quality Bond Fund (B-1) is designed for conservative, income-oriented investors. We invest in a selection of high quality fixed-income securities, which include among others, U.S. government obligations, mortgage-backed and asset-backed securities, and high quality corporate bonds. As of April 30, 1997 the average quality of the Fund was AA.

OUTLOOK

Going forward, we expect further strength in employment growth, disposable income and consumer confidence, which could lead to temporarily higher interest rates. Longer-term, we believe the Federal Reserve Board's dedication to prevent rising inflation will prove beneficial to fixed-income investors. We expect to see solid, yet tempered economic growth and low inflation to create a positive environment for high quality bonds.

                                 -- CONTINUED--

PAGE 2
KEYSTONE QUALITY BOND FUND (B-1)

  We appreciate your continued support of Keystone Quality Bond Fund (B-1). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III                   (photo of       (photo of
Albert H. Elfner, III                        Albert H.       George S.
PRESIDENT                                   Elfner, III       Bissell
KEYSTONE INVESTMENT MANAGEMENT COMPANY     appears here)    appears here)

/s/ George S. Bissell
George S. Bissell
CHAIRMAN
KEYSTONE FUNDS


June 1997

                               A Discussion With
                               Your Fund Manager

                                  (photo of
                             Christopher P. Conkey
                                 appears here)

   CHRISTOPHER P. CONKEY IS CHIEF INVESTMENT OFFICER OF KEYSTONE'S FIXED INCOME GROUP AND WAS THE SENIOR PORTFOLIO MANAGER OF YOUR FUND FOR THE SIX-MONTH PERIOD ENDING APRIL 30, 1997. MR. CONKEY IS ASSISTED BY GARY
          PZEGEO, A KEYSTONE VICE PRESIDENT AND PORTFOLIO MANAGER.

Q WHAT DID INTEREST RATES DO OVER THE PAST SIX MONTHS?

A Interest rates fluctuated within a wide but well defined range, ending the period at about where they started. The driving force behind this movement was changing investor expectations of economic strength and its effect on future inflation.

Economic activity accelerated in both the fourth quarter of 1996 and the first quarter of 1997, raising concerns that stronger growth would stimulate future inflation. The Federal Reserve Board validated these concerns when it raised the Federal Funds rate by 1/4% in March 1997. The Federal Funds rate is the rate at which banks lend to each other overnight and is a benchmark for short-term interest rates. Despite this widespread anticipation of higher prices, inflation has remained well contained. However, we continue to monitor signs of upward pressure on wages.

Q WHAT STRATEGIES DID YOU USE IN MANAGING THE FUND?

A We continued to implement our strategy of emphasizing bonds that would maximize the yield of the Fund and avoided trying to anticipate interest rate movements. This was especially important over the last six months, as interest rates first fell and then rose, before finishing largely unchanged. We based our sector and security selections on relative value, as well as outlook for capital appreciation. We chose what we believed to be the optimal mix of U.S. government securities, corporate bonds, asset-backed and mortgage-backed securities and foreign government bonds.

Q SPECIFICALLY, HOW DID YOU ALLOCATE THE FUND'S ASSETS?

A In terms of sectors, we emphasized corporate bonds, mortgage-backed and asset-backed securities and foreign bonds. These sectors enhanced the income of the Fund. We selected each sector-- as well as the bonds within each sector-- based on relative value and the potential for capital appreciation. While we also invested in U.S. government securities, we used that sector primarily to maintain a neutral interest rate stance; and to enhance liquidity in anticipation of opportunity in other sectors.

 FUND PROFILE

 OBJECTIVE: Seeks generous income and capital preservation from high quality bonds.

 INCEPTION DATE: September 11, 1935

 AVERAGE MATURITY: 11.9 years

 NET ASSETS: $192,920,024

PAGE 4
KEYSTONE QUALITY BOND FUND (B-1)

During the period, 5%-15% of the Fund's net assets were invested in the government bonds of Canada, Germany, Spain and the United Kingdom. All of these transactions were currency-hedged. Foreign bonds outperformed many domestic investment alternatives. Providing higher yields and solid capital appreciation, they benefited from their countries' positive economic fundamentals which included declining fiscal deficits and low inflation. During the period, we took profits in the foreign sector and reallocated assets to U.S. government securities. At that time, we believed the U.S. offered better relative value and greater potential for declining interest rates.

Q WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A We believe that interest rates could rise over the near-term and decline longer-term. Employment, income growth and consumer activity continue to be strong; and investors remain concerned that this strength creates pressures for future inflation. With this sentiment in the market, we would not be surprised to see investors nudge interest rates higher. We also think the Federal Reserve Board may raise interest rates again, in a preemptive move to keep inflation low.

Longer-term, we think that economic activity will remain solid, but that there will be a tempering in its rate of growth. We expect inflation to be well-contained. Historically, a climate of steady economic growth and low inflation has provided a positive environment for bonds.

                            (Diamond appears here)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

             Your Fund's
             Performance

(Chart appears here with the following head and plot points:)

Growth of an investment in
Keystone Quality Bond Fund (B-1)

                                  4/87    4/89    4/91    4/93    4/95    4/97

Reinvested Distributions     (Customer to fill in plot points)

Initial Investment

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on April 30, 1987 with all distributions reinvested was worth $18,652 on April 30, 1997. Past performance is no guarantee of future results.


 SIX-MONTH PERFORMANCE          AS OF APRIL 30, 1997
 Total return*                                             0.80%
 Net asset value               10/31/96                   $15.19
                                4/30/97                   $14.92
 Dividends                                                 $0.39
 Capital gains                                              None

 * BEFORE DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE (CDSC).

[CAPTION]

     HISTORICAL RECORD                  AS OF APRIL 30, 1997
                                            IF YOU     IF YOU DID
 CUMULATIVE TOTAL RETURN                   REDEEMED    NOT REDEEM
 1-year                                       2.92%        5.92%
 5-year                                      29.37%       29.37%
 10-year                                     86.52%       86.52%

 AVERAGE ANNUAL TOTAL RETURN
 1-year                                       2.92%        5.92%
 5-year                                       5.29%        5.29%
 10-year                                      6.43%        6.43%

 The "if you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
 You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through the Evergreen Keystone Express Line. The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE

FIXED INCOME (96.1%)
CORPORATE BONDS & NOTES (31.0%)
               AIRCRAFT (1.1%)
$  2,000,000   Boeing Co.,
                 7.88%, 4/15/43.............. $  2,080,060
               BANK & FINANCE (13.4%)
   2,000,000   ABN AMRO Holdings N.V.,
                 7.30%, 12/1/26..............    1,843,280
   3,500,000   AmSouth Bancorp., Subord. Deb.
                 6.75%, 11/1/25..............    3,378,375
   1,500,000   Associates Corp. North
                 America,
                 Sr. Notes,
                 7.63%, 3/1/00...............    1,535,205
   1,250,000   Commercial Credit Corp.
                 Putable Asset Trust,
                 6.45%, 10/18/99 (c).........    1,241,000
   2,000,000   Export Import Bank of Korea,
                 Notes,
                 7.10%, 3/15/07..............    2,001,800
   5,000,000   General Motors Acceptance
                 Corp.,
                 Notes,
                 7.13%, 5/1/01...............    5,009,050
   2,485,000   International Lease Finance
                 Corp.,
                 Notes,
                 6.25%, 10/15/00.............    2,440,543
   2,000,000   Mellon Bank Capital II,
                 8.00%, 1/15/27..............    1,960,860
   4,500,000   Sun Canada Financial Co.,
                 6.63%, 12/15/07 (c).........    4,275,180
   2,265,000   Wachovia Corp., Subord. Notes,
                 6.61%, 10/1/25..............    2,207,492
                                                25,892,785
               CONSUMER GOODS (1.8%)
   3,500,000   Mattel, Inc., Notes,
                 6.75%, 5/15/00..............    3,493,280
               DIVERSIFIED COMPANIES (0.6%)
   2,000,000   Grand Metro Investment Corp.,
                 Co. Gtd.,
                 0.00%, 1/6/04
                 (Eff. Yield 8.13%) (d)......    1,245,400
 PRINCIPAL
   AMOUNT                                        VALUE
CORPORATE BONDS & NOTES (CONTINUED)
               INSURANCE (1.2%)
$  2,000,000   AMBAC, Inc., Deb.,
                 9.38%, 8/1/11............... $  2,340,700
               OIL (5.2%)
   3,000,000   Occidental Petroleum Corp.,
                 Deb.,
                 10.13%, 9/15/09.............    3,609,120
   2,452,474   Oslo Seismic Services, Inc.,
                 1st Pfd. Mtg. Notes,
                 8.28%, 6/1/11 (c)...........    2,490,929
   4,000,000   Tennessee Gas Pipeline Co.,
                 Deb.,
                 7.50%, 4/1/17...............    3,964,966
                                                10,065,015
               RETAIL (1.3%)
   2,500,000   Kohl's Corp., Notes,
                 7.38%, 10/15/11.............    2,448,700
               TELECOMMUNICATIONS (1.8%)
   3,000,000   GTE Corp., Notes,
                 8.75%, 11/1/21..............    3,391,500
               TOBACCO (1.5%)
   3,000,000   Philip Morris Companies, Inc.,
                 Sr. Notes,
                 7.20%, 2/1/07...............    2,877,000
               TRANSPORTATION (1.5%)
   3,000,000   Golden State Petroleum
                 Transportation Corp., Deb.,
                 8.04%, 2/1/19 (c)...........    2,922,656
               UTILITIES (1.6%)
   2,000,000   Citizens Utilities Co.,
                 7.05%, 10/1/46..............    1,838,740
   1,250,000   Korea Electric & Power Corp.,
                 Deb.,
                 7.00%, 2/1/27...............    1,215,650
                                                 3,054,390
TOTAL CORPORATE BONDS & NOTES
 (COST-- $60,710,386)........................   59,811,486

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE
COLLATERALIZED MORTGAGE
  OBLIGATIONS (22.7%)
               Asset Securitization Corp.:
$  1,000,000     Series 1997-D4 Class A2,
                 7.41%, 4/14/27
                 (Est. Mat. 2011) (a)........ $  1,013,906
   1,416,414     Series 1996-D3 Class A3,
                 7.71%, 10/13/26
                 (Est. Mat. 2009) (a)........    1,426,594
     888,227   Criimi Mae Financial Corp.,
                 Series 1 Class A,
                 7.00%, 1/1/33,
                 (Est. Mat. 2005) (a)........      847,424
               FHLMC:
   3,500,000     Series 1701 Class PH,
                 6.50%, 3/15/09
                 (Est. Mat. 2005) (a)........    3,377,500
   1,650,000     Series 117 Class G,
                 8.50%, 1/15/21
                 (Est. Mat. 2009) (a)........    1,718,146
               FNMA REMIC Trust:
   3,500,000     Series 1996-17 Class A,
                 6.00%, 8/25/04
                 (Est. Mat. 2002) (a)........    3,352,344
   2,800,000     Series 1993-156 Class B,
                 6.50%, 4/25/18
                 (Est. Mat. 2003) (a)........    2,649,500
   5,000,000     Series 1993-G09 Class H,
                 7.00%, 12/25/20
                 (Est. Mat. 2004) (a)........    4,846,875
   2,500,000     Series 1993-38 Class L,
                 5.00%, 8/25/22
                 (Est. Mat. 2007) (a)........    2,076,550
   1,850,000   GS Mortgage Security Corp.,
                 Series 1996-PL Class A2,
                 7.41%, 2/15/27
                 (Est. Mat. 2006) (a)........    1,794,789
   2,997,109   Independent National Mortgage
                 Corp.,
                 Series 1997-A Class A,
                 7.84%, 11/1/26
                 (Est. Mat. 2006) (a)........    2,929,674
   1,317,367   KS Mortgage Capital LP,
                 Series 1995-1 Class A1,
                 7.04%, 4/20/02
                 (Est. Mat. 1999) (a) (c)....    1,314,897
 PRINCIPAL
   AMOUNT                                        VALUE
COLLATERALIZED MORTGAGE
  OBLIGATIONS (CONTINUED)
$  2,700,000   Merrill Lynch Trust,
                 Series 35 Class G,
                 8.45%, 11/1/18
                 (Est. Mat. 2007) (a)........ $  2,826,549
   1,000,000   Morgan Stanley Capital I,
                 Series 1996-WF Class 1B,
                 6.59%, 11/15/28
                 (Est. Mat. 2005) (a) (c)....      949,062
   1,106,788   Paine Webber Mortgage
                 Acceptance Corp. IV,
                 Series 1993-5 Class A3,
                 6.88%, 6/25/08
                 (Est. Mat. 1998) (a)........    1,104,713
   3,000,000   RASTA,
                 Series 1996-AS Class A3,
                 7.75%, 9/25/26
                 (Est. Mat. 1999) (a)........    3,003,517
   3,500,000   Residential Accredit Loans,
                 Inc.,
                 Series 1996-QS4 Class AI10,
                 7.90%, 8/25/26
                 (Est. Mat. 2014) (a)........    3,496,582
   2,212,212   Residential Funding Corp.,
                 Series 1994-S15 Class A1,
                 7.75%, 7/25/24
                 (Est. Mat. 1998) (a)........    2,219,114
   2,793,863   Ryland Acceptance Corp.,
                 Series 1988-E, 2 PAC,
                 7.95%, 1/1/19
                 (Est. Mat. 2005) (a)........    2,800,848
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (COST-- $44,099,671)...........   43,748,584
ASSET-BACKED SECURITIES (16.2%)
   2,000,000   Auto Receivables Trust,
                 Series 1995-D,
                 6.40%, 4/20/03..............    1,981,945
   1,000,000   ContiMortgage Home Equity
                 Loans, Inc.,
                 Series 1996-4 Class A9,
                 6.88%, 1/15/28..............      967,870
   3,100,000   CoreStates Home Equity Trust,
                 Series 1996-1 Class A4,
                 7.00%, 6/15/12..............    3,019,594
   4,400,000   Ford Credit Auto Owner Trust,
                 Series 1996-B Class A4,
                 6.30%, 1/15/01..............    4,378,000

PAGE 8
KEYSTONE QUALITY BOND FUND (B-1)

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE
ASSET-BACKED SECURITIES (CONTINUED)
$  4,000,000   Headlands Mortgage Securities,
                 Inc., Series 1997-2 Class
                 A10,
                 7.75%. 5/25/27.............. $  4,012,500
               Merrill Lynch Mortgage Investors, Inc.:
         371     Series 1991-D Class A,
                 9.00%, 7/15/11..............          378
   3,420,522     Series 1991-G Class B,
                 9.15%, 10/15/11.............    3,566,955
   1,867,508     Series 1992-B Class B,
                 8.50%, 4/15/12..............    1,906,015
   2,170,712     Series 1992-D Class B,
                 8.50%, 6/15/17..............    2,236,593
   3,000,000   Olympic Auto Receivables,
                 Series 1996-C,
                 6.80%, 3/15/02..............    3,008,130
   3,300,000   Southern Pacific Secured
                 Assets Corp.,
                 Series 1996-3 Class A4,
                 7.60%, 10/25/27.............    3,262,875
     765,000   University Support Services,
                 Inc.,
                 Series 1992-D,
                 9.07%, 11/1/07..............      764,522
   2,100,000   World Omni Automobile
                 Lease Trust,
                 Series 1997 Class A4,
                 6.90%, 5/5/20...............    2,114,112
TOTAL ASSET-BACKED SECURITIES
  (COST-- $30,926,386).......................   31,219,489
UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES (13.3%)
   1,000,000   FHLB, Deb.,
                 8.70%, 1/12/05..............    1,014,530
               FHLMC:
   2,250,000     Deb.,
                 6.70%, 1/5/07...............    2,211,322
   2,000,000     Deb.,
                 7.80%, 9/12/16..............    2,029,380
 PRINCIPAL
   AMOUNT                                        VALUE
UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES (CONTINUED)
               U.S. Treasury Bonds:
$  1,000,000     6.50%, 11/15/26............. $    939,220
   1,200,000     7.88%, 2/15/21..............    1,311,744
               U.S. Treasury Notes:
   1,600,000     6.50%, 10/15/06.............    1,573,744
  16,500,000     6.63%, 3/31/02..............   16,530,855
TOTAL UNITED STATES GOVERNMENT
  (AND AGENCY) ISSUES
  (COST-- $25,607,659).......................   25,610,795
FOREIGN BONDS (NON U.S. DOLLARS) (8.3%)
7,250,000 CD   Canadian Government, Deb.,
                 8.75%,12/1/05...............    5,926,110
               Germany (Republic of), Deb.:
6,652,000 DM   6.50%, 7/15/03................    4,100,364
9,750,000 DM   6.88%, 5/12/05................    6,080,942
TOTAL FOREIGN BONDS (NON U.S.
  DOLLARS) (COST-- $17,577,850)..............   16,107,416
MORTGAGE-BACKED SECURITIES (3.1%)
$      7,633   FHLMC Pool #303865,
                 8.50%, 10/1/97..............        7,865
   6,220,971   FNMA Pool #303664,
                 6.50%, 12/1/08..............    6,076,458
TOTAL MORTGAGE-BACKED SECURITIES
  (COST-- $6,242,370)........................    6,084,323
FOREIGN BONDS (U.S. DOLLARS) (1.5%)
  (COST-- $3,098,550)
   3,000,000   Bayer Corp., Notes,
                 7.13%, 10/1/15 (c)..........    2,838,000
TOTAL FIXED INCOME
  (COST-- $188,262,872)......................  185,420,093

SCHEDULE OF INVESTMENTS-- APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                        VALUE

REPURCHASE AGREEMENT (2.6%)
  (COST-- $4,961,000)
$  4,961,000   Keystone Joint Repurchase Agreement,
                 (Investments in repurchase agreements
                 in a joint trading account,
                 purchased 4/30/97, maturity
                 value $4,961,758)
                 5.50%, 5/1/97 (b)..........  $  4,961,000

                                                 VALUE
TOTAL INVESTMENTS
  (COST-- $193,223,872)               98.7%   $190,381,093
OTHER ASSETS AND LIABILITIES--
  NET                               1.3%         2,538,931
NET ASSETS                       100.0%       $192,920,024

 (a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
 (b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1997.
 (c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (d) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annualized basis until maturity date.

LEGEND OF PORTFOLIO ABBREVIATIONS:
CD-- Canadian Dollar
DM-- German Deutsche Mark
FHLB-- Federal Home Loan Bank
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
PAC-- Planned Amortization Class
RASTA-- Residential Asset Securitization Trust Association
REMIC-- Real Estate Mortgage Investment Conduit
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      EXCHANGE                                                               U.S. $ VALUE AT    IN EXCHANGE     UNREALIZED
        DATE                                                                 APRIL 30, 1997     FOR U.S. $     APPRECIATION

Foward Foreign Currency Exchange Contracts to Sell:
                       Contracts to Deliver
5/9/97                 18,688,000 German Deutsche Marks                         10,797,750      11,409,941       $612,191
5/27/97                8,530,350 Canadian Dollars                                6,117,884       6,303,835        185,951
                                                                                                                 $798,142

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE QUALITY BOND FUND (B-1)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                            SIX MONTHS
                              ENDED
                          APRIL 30, 1997                                   YEAR ENDED OCTOBER 31,
                           (UNAUDITED)        1996       1995       1994       1993       1992       1991       1990       1989
NET ASSET VALUE BEGINNING
  OF PERIOD                    $15.19         $15.42     $14.44     $16.40     $15.92     $15.92     $15.11     $15.85     $15.71
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.38           0.75       0.87       0.76       0.96       1.04       1.08       1.11       1.21
Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  related transactions          (0.26)         (0.16)      1.05      (1.76)      0.66       0.15       0.99      (0.53)      0.25
Total from investment
  operations                     0.12           0.59       1.92      (1.00)      1.62       1.19       2.07       0.58       1.46
LESS DISTRIBUTIONS FROM:
Net investment income           (0.39)         (0.76)     (0.87)     (0.76)     (0.96)     (1.04)     (1.08)     (1.18)     (1.32)
In excess of net
  investment income                 0              0      (0.05)     (0.09)     (0.18)     (0.15)     (0.18)     (0.14)         0
Tax basis return of
  capital                           0          (0.06)     (0.02)     (0.11)         0          0          0          0          0
Total distributions             (0.39)         (0.82)     (0.94)     (0.96)     (1.14)     (1.19)     (1.26)     (1.32)     (1.32)
NET ASSET VALUE END OF
  PERIOD                       $14.92         $15.19     $15.42     $14.44     $16.40     $15.92     $15.92     $15.11     $15.85
TOTAL RETURN (A)                 0.80%          3.99%     13.69%     (6.27%)    10.50%      7.71%     14.09%      3.93%      9.82%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                 2.01%(b)       1.95%      1.96%      1.86%      1.94%      2.01%      2.04%      1.95%      1.82%
  Expenses excluding
    indirectly paid
    expenses                     2.00%(b)       1.93%      1.94%        --         --         --         --         --         --
  Net investment income          5.09%(b)       5.06%      5.86%      5.05%      5.85%      6.40%      6.95%      7.45%      7.61%
Portfolio turnover rate            99%           231%       244%       169%       190%       102%       158%       117%       116%
NET ASSETS END OF PERIOD
  (THOUSANDS)                $192,920       $228,649   $310,791   $327,276   $458,925   $456,912   $453,528   $408,330   $462,425

                              1988
NET ASSET VALUE BEGINNING
  OF PERIOD                   $15.52
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income           1.19
Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  related transactions          0.32
Total from investment
  operations                    1.51
LESS DISTRIBUTIONS FROM:
Net investment income          (1.32)
In excess of net
  investment income                0
Tax basis return of
  capital                          0
Total distributions            (1.32)
NET ASSET VALUE END OF
  PERIOD                      $15.71
TOTAL RETURN (A)               10.09%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
  assets:
  Total expenses                1.64%
  Expenses excluding
    indirectly paid
    expenses                      --
  Net investment income         7.49%
Portfolio turnover rate          153%
NET ASSETS END OF PERIOD
  (THOUSANDS)               $447,454

 (a) Excluding applicable sales charges.

(b) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS
 Investments at market value
   (identified cost-- $193,223,872)             $190,381,093
 Cash                                                 37,094
 Foreign currency (cost-- $3,505)                      3,492
 Receivable for investments sold                   7,063,719
 Interest receivable                               2,595,196
 Net unrealized appreciation on forward
   foreign
   currency exchange contracts                       798,142
 Receivable for closed forward foreign
   currency
   exchange contracts                                 72,557
 Receivable for Fund shares sold                       9,747
 Prepaid expenses and other assets                    91,815
   Total assets                                  201,052,855
LIABILITIES
 Payable for investments purchased                 7,082,738
 Payable for Fund shares redeemed                    516,018
 Distributions to shareholders                       311,189
 Distribution fees payable                           150,764
 Due to related parties                               36,387
 Accrued expenses and other liabilities               35,735
   Total liabilities                               8,132,831
NET ASSETS                                      $192,920,024
NET ASSETS REPRESENTED BY
 Paid-in capital                                $223,406,039
 Accumulated distributions in excess of net
   investment income                                (452,062)
 Accumulated net realized loss on investments
   and foreign currency related transactions     (27,921,856)
 Net unrealized depreciation on investments
   and foreign currency related transactions      (2,112,097)
   Total net assets                             $192,920,024
NET ASSET VALUE PER SHARE
 Net assets of $192,920,024 4 12,927,464
   shares outstanding                           $      14.92

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
 Interest (net of withholding taxes
   of $2,920)                                        $7,446,588
EXPENSES
 Distribution Plan expenses           $1,048,603
 Management fee                          641,936
 Transfer agent fees                     276,715
 Custodian fees                           62,086
 Professional fees                        21,869
 Trustees' fees and expenses              19,998
 Other                                    43,670
   Total expenses                      2,114,877
   Less: Expenses paid indirectly        (13,174)
 Net expenses                                         2,101,703
 Net investment income                                5,344,885
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on:
   Investments                         2,043,813
   Foreign currency related
     transactions                      1,342,440
 Net realized gain on investments
   and foreign currency related
   transactions                                       3,386,253
 Net change in unrealized
   appreciation (depreciation) on:
   Investments                        (7,628,379)
   Foreign currency related
     transactions                        689,048
 Net change in unrealized
   appreciation (depreciation) on
   investments and foreign currency
   related transactions                              (6,939,331)
 Net realized and unrealized loss on
   investments and foreign currency
   related transactions                              (3,553,078)
 Net increase in net assets
   resulting from operations                         $1,791,807

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE QUALITY BOND FUND (B-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED
                                                                                        APRIL 30, 1997       YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1996
OPERATIONS
  Net investment income                                                                  $  5,344,885       $ 13,390,061
  Net realized gain (loss) on investments and foreign currency related transactions         3,386,253         (2,183,664)
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency related transactions                                                         (6,939,331)        (1,936,653)
     Net increase in net assets resulting from operations                                   1,791,807          9,269,744
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                    (5,396,962)       (13,289,851)
  Tax basis return of capital                                                                       0           (950,184)
     Total distributions to shareholders                                                   (5,396,962)       (14,240,035)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                13,436,496         44,210,094
  Payments for shares redeemed                                                            (48,890,087)      (130,171,813)
  Net asset value of shares issued in reinvestment of dividends and distributions           3,329,611          8,789,681
     Net decrease in net assets resulting from capital share transactions                 (32,123,980)       (77,172,038)
       Total decrease in net assets                                                       (35,729,135)       (82,142,329)
NET ASSETS
  Beginning of period                                                                     228,649,159        310,791,488
  End of period [including accumulated distributions in excess of net investment
     income as follows: 1997-- ($452,062) and 1996-- ($399,985)]                         $192,920,024       $228,649,159

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Quality Bond Fund (B-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment management company. The Fund's investment objective is to provide the highest possible income consistent with preservation of principal.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed-income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows:

PAGE 14
KEYSTONE QUALITY BOND FUND (B-1)

market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain
(loss) on foreign currency related transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amounts reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. DISTRIBUTIONS

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency related transactions for income tax purposes that have been recognized for financial statement purposes.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Trust Agreement, as amended and restated, authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                SIX MONTHS
                                  ENDED          YEAR ENDED
                                 4/30/97          10/31/96
Shares sold                        889,910         2,902,677
Shares redeemed                 (3,240,696)       (8,577,419)
Shares issued in
  reinvestment of
  dividends and
  distributions                    222,503           581,588
Net decrease                    (2,128,283)       (5,093,154)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 1997:

                              COST OF       PROCEEDS FROM
                             PURCHASES          SALES
Non-U.S. Government         $103,862,951    $ 148,886,635
U.S. Government               99,782,061       89,637,339

  The average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 1997 was approximately $4,320,000 at a weighted average interest rate of 4.59%. The maximum amount of borrowing during the six months ended April 30, 1997 was $11,290,271 (including accrued interest).
  As of October 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $30,627,000 which expires as follows:
$2,251,000-- 1998; $20,145,000-- 2002; $6,153,000-- 2003 and $2,078,000-- 2004.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and at the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof would be within permitted limits.
  At April 30, 1997 total unpaid distribution costs were $8,422,778.

5. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Under an investment advisory and management agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed at an annual rate of 2.00%

PAGE 16
KEYSTONE QUALITY BOND FUND (B-1)

of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the six months ended April 30, 1997, the Fund paid or accrued $14,382 to Keystone for certain accounting services. Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended April 30, 1997, the Fund incurred total custody fees of $62,086 and received a credit of $13,174 pursuant to this expense offset arrangement, resulting in a net custody expense of $48,912. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

ADDITIONAL INFORMATION
(UNAUDITED)

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHELD
  Frederick Amling                  9,563,926       326,591
  Laurence B. Ashkin                9,559,675       330,842
  Charles A. Austin III             9,564,546       325,971
  Foster Bam                        9,561,429       329,088
  George S. Bissell                 9,557,891       332,626
  Edwin D. Campbell                 9,564,531       325,986
  Charles F. Chapin                 9,564,296       326,221
  K. Dun Gifford                    9,566,511       324,006
  James S. Howell                   9,563,039       327,478
  Leroy Keith, Jr.                  9,563,551       326,966
  F. Ray Keyser                     9,563,661       326,856
  Gerald M. McDonnell               9,565,174       325,343
  Thomas L. McVerry                 9,564,296       326,221
  William Walt Pettit               9,562,124       328,393
  David M. Richardson               9,564,660       325,857
  Russell A. Salton, III M.D.       9,563,049       327,468
  Michael S. Scofield               9,566,481       324,036
  Richard J. Shima                  9,564,645       325,872
  Andrew J. Simons                  9,558,242       332,275

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY:

  Affirmative            9,363,597
  Against                  187,893
  Abstain                  339,027

                                     KEYSTONE
                                FAMILY OF FUNDS
                            (Diamond appears here)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

(Logo appears here
Evergreen Keystone
      Funds)

   P.O. Box 2121                                   (Recycle logo appears here)
   Boston, Massachusetts 02106-2121

B1-R REV01
6/97

                                    KEYSTONE

                (Photo of senior citizens with bikes appears here)

                                     QUALITY
                                BOND FUND (B-1)

                               (Logo appears here
                                Evergreen Keystone
                                     Funds)

                                SEMI-ANNUAL REPORT
                                 APRIL 30, 1997